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                                                                   EXHIBIT 10(x)



                   AMENDMENT NO. 3 TO ASSET PURCHASE AGREEMENT



          This AMENDMENT NO. 3 TO ASSET PURCHASE AGREEMENT (this "Amendment"), dated as of March 19, 2002, is entered into by and among Fruit of the Loom, Ltd., a Cayman Islands company, Fruit of the Loom, Inc., a Delaware corporation, Union Underwear Company, Inc., a New York corporation (collectively, "Sellers"), FTL Caribe, Ltd., a Cayman Islands company ("FTL Caribe"), New FOL Inc., a Delaware corporation ("Purchaser"), and Berkshire Hathaway Inc., a Delaware corporation ("Berkshire").

                                    RECITALS

          WHEREAS, Sellers, FTL Caribe, Purchaser, and Berkshire previously entered into an Asset Purchase Agreement, dated as of November 1, 2001 (as amended or modified from time to time, the "Asset Purchase Agreement"), and have subsequently amended the Asset Purchase Agreement twice; and

          WHEREAS, Sellers, FTL Caribe, Purchaser, and Berkshire wish to further amend the Asset Purchase Agreement as provided below in connection with amendments to the Plan and to the Disclosure Statement to be filed with the U.S. Bankruptcy Court pursuant to that certain Settlement Agreement, dated as of March 19, 2002, among Sellers, their chapter 11 debtor affiliates, and an ad hoc committee of unsecured bondholders (the "Settlement Agreement");

          NOW THEREFORE, in consideration of the premises and the mutual agreements herein contained, the parties hereto, intending to be legally bound, hereby agree as follows:


                                    AGREEMENT

          1. Amendment to Definition of "Funding Deficit". If the U.S. Bankruptcy Court approves the amendments to the Disclosure Statement made pursuant to the Settlement Agreement in the form filed with the U.S. Bankruptcy Court on March 19, 2002 (the "Disclosure Amendments"), the definition of "Funding Deficit" in Section 1.04(e) of Sellers' Disclosure Schedule will be amended as of the date of such approval, without any further action by the parties hereto being necessary, to (a) insert ", and" at the end of clause (2) thereof and (b) insert the following as clause (3) thereof: "(3) subtracting $7,650,000 from the product computed pursuant to clause (2) above."

          2. Additional Covenant of Purchaser. If the U.S. Bankruptcy Court approves the Disclosure Amendments, Article V of the Asset Purchase Agreement will be amended as of the date of such approval, without any further action by the parties hereto being necessary, to add the following provision as Section
5.08 thereof:

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          "5.08 Farley Gross Up Reserve. If (a) a Farley Claim, or any
     portion thereof, is Allowed by Final Order as a Class 4A claim under the Plan and (b) the Unsecured Creditors Trust determines that the Plan and attendant documents require that it make a distribution to Farley on account of the Farley Claim, then Purchaser will at that time, at the written request of the FOL Liquidation Trust, contribute to the FOL Liquidation Trust, for distribution under
     Section 7.17.3 of the Plan, an amount equal to 45% of the amount equal to 5.42 cents per $1.00 of the Allowed Farley Claim, provided, however, that the Pre-Petition Secured Creditors concurrently contribute (or have previously contributed into a reserve) an amount equal to 55% of such amount, and provided further that the maximum amount that Purchaser will be required by this Section to contribute will be $1,269,000. Capitalized terms used in this section and not defined in this Agreement have the meanings ascribed to them in the Plan."

          3. Amendment to Section 1.09. Section 1.09 of the Asset Purchase Agreement is hereby amended to add the following as the final sentence thereof:

     "In addition, such Seller, a Transferred Subsidiary or, with respect to those items as to which Union is a party, Newco LLC may assume such Business Contracts, Real Property Leases, Personal Property Leases, and Leases that are not listed on Section 1.09 of Sellers' Disclosure Schedule but which John Holland, in his reasonable business judgment, determines it is in the best interests of the ongoing Business to assume and for which no cure or other cost is associated with the assumption."

          4. No Other Changes. Except as expressly set forth above, all of the provisions of the Asset Purchase Agreement shall remain in full force and effect. If the U.S. Bankruptcy Court does not approve the Disclosure Amendments on or before March 29, 2002 or the Settlement Agreement terminates pursuant to its terms, Sections 1 and 2 of this Amendment will terminate and be of no force or effect, and the rights of the parties to the Asset Purchase Agreement will be as they would have been had Sections 1 and 2 of this Amendment never been entered into.

          5. Certain Definitions. Capitalized terms used herein and not otherwise defined herein shall have the respective meanings ascribed to them in the Asset Purchase Agreement.


            [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK.]



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          IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date first written above.

                                        FRUIT OF THE LOOM, LTD.


                                        By:  /s/ John J. Ray III
                                             -----------------------------------
                                             Name:  John J. Ray III
                                             Title: Chief Administrative Officer


                                        FRUIT OF THE LOOM, INC.


                                        By:  /s/ John J. Ray III
                                             -----------------------------------
                                             Name:  John J. Ray III
                                             Title: Chief Administrative Officer


                                        UNION UNDERWEAR COMPANY, INC.


                                        By:  /s/ John J. Ray III
                                             -----------------------------------
                                             Name:  John J. Ray III
                                             Title: Chief Administrative Officer


                                        FTL CARIBE, LTD.


                                        By:  /s/ John J. Ray III
                                             -----------------------------------
                                             Name:  John J. Ray III
                                             Title: Chief Administrative Officer


                                        NEW FOL INC.


                                        By:  /s/ Marc D. Hamburg
                                             -----------------------------------
                                             Name:  Marc D. Hamburg
                                             Title: President


                                        BERKSHIRE HATHAWAY INC.


                                        By:  /s/ Marc D. Hamburg
                                             -----------------------------------
                                             Name:  Marc D. Hamburg
                                             Title: Vice President and Chief
                                                    Financial Officer